Exhibit 23




                                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                           Arthur Andersen LLP


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                                                                 Exhibit 23




                                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Hurco Companies, Inc.
Indianapolis, Indiana



As independent public accountants, we hereby consent to the incorporation of our report dated December 5, 1997 included in this Form 10-K, into the Company's previously filed Registration Statement File No.
2-71597.






                               ARTHUR ANDERSEN LLP




Indianapolis, Indiana
January 23, 1998